Exhibit 10.18

2003 DUCKWALL-ALCO STORES, INC.
INCENTIVE STOCK OPTION PLAN

        Duckwall-ALCO Stores, Inc., a corporation organized and existing under the laws of the State of Kansas (the “Company”), hereby formulates and adopts, subject to the approval of the holders of a majority of the issued and outstanding shares of common stock of the Company (“Duckwall-ALCO Common Stock”) voting in person or by proxy at a duly constituted meeting of the stockholders of the Company, an incentive stock option plan for employees of the Company and its subsidiaries as follows:

        1. Purpose of Plan. The purpose of this Incentive Stock Option Plan (the “Plan”) is to encourage the employees of the Company and its subsidiaries to participate in the ownership of the Company, and to provide additional incentive for such employees to promote the success of its business through sharing in the future growth of such business.

        2. Effectiveness of Plan. The provisions of this Plan shall become effective on the date the Plan is adopted by the Board of Directors of the Company (the “Board of Directors”), subject to the requirement that the Plan be approved by the holders of a majority of the shares of Duckwall-ALCO Common Stock voting in person or by proxy at a duly constituted meeting of the stockholders of the Company to be held within 12 months after the date on which the Plan is adopted.

        3. Administration. This Plan shall be administered by a stock option committee (“Compensation Committee”) which shall be selected by the Board of Directors and which shall consist of two (2) or more members of the Board of Directors. The Compensation Committee shall have full power and authority to construe, interpret and administer the Plan, and may from time to time adopt such rules and regulations for carrying out this Plan as it may deem proper and in the best interests of the Company. Subject to the terms, provisions and conditions of the Plan, the Compensation Committee shall have exclusive authority (i) to select employees to whom options shall be granted (ii) to determine the number of shares subject to each option, (iii) to determine the time or times when options will be granted, (iv) to determine the option price of the shares subject to each option, (v) to determine the time when each option may be exercised, (vi) to fix such other provisions of each option agreement as the Compensation Committee may deem necessary or desirable, consistent with the terms of this Plan, and (vii) to determine all other questions relating to the administration of this Plan. The interpretation and construction of this Plan by the Compensation Committee shall be final, conclusive and binding upon all persons.

        4. Eligibility.

(a) Employees--Options to purchase shares of Duckwall-ALCO Common Stock shall be granted under this Plan only to employees of the Company or of any of its subsidiary corporations, as that term is defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the “Code”). Employees to whom options may be granted under this Plan will be those employees selected by the Compensation Committee from time to time who, in the sole discretion of the Compensation Committee, have made material contributions in the past, or who are expected to make material contributions in the future, to the successful performance of the Company.

(b) Stock ownership limitation--No option shall be granted under this Plan to any employee of the Company or of a subsidiary corporation who, immediately before the option is granted, owns (either directly or by application of the rules contained in Section 424(d) of the Code) stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any of its subsidiary corporations unless at the time of such grant the option price is fixed at not less than 110 percent of the fair market value of the stock subject to the option, and the exercise of such option is prohibited by its terms after the expiration of five (5) years from the date such option is granted.

        5. Shares Subject to the Plan. Options granted under this Plan shall be granted solely with respect to shares of Duckwall-ALCO Common Stock. Subject to any adjustments made pursuant to the provisions of Section 13, the aggregate number of shares of Duckwall-ALCO Common Stock which may be issued upon exercise of the options which will be granted under this Plan shall not exceed 500,000. With respect to each optionee, no more than 100,000 shares of Duckwall-Alco Common Stock shall become subject to options granted to such optionee under this Plan in a calendar year.

        If any option granted under this Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such option shall be added to the number of shares otherwise available for options which may be granted in accordance with the terms of this Plan.

        The shares to be delivered upon exercise of the options granted under this Plan shall be made available, at the discretion of the Board of Directors, from either the authorized but unissued shares of Duckwall-ALCO Common Stock or any treasury shares of Duckwall-ALCO Common Stock held by the Company.

        6. Option Agreement. Each option granted under this Plan shall be evidenced by an incentive stock option agreement, which shall be signed by an officer of the Company and by the employee to whom the option is granted (the “optionee”). The terms of said incentive stock option agreement shall be in accordance with the provisions of this Plan, but it may include such other provisions as may be approved by the Compensation Committee. The granting of an option under this Plan shall be deemed to occur on the date on which the option grant is authorized by the Compensation Committee. Each incentive stock option agreement shall constitute a binding contract between the Company and the optionee, and every optionee, upon the execution of an incentive stock option agreement, shall be bound by the terms and restrictions of this Plan and such incentive stock option agreement.

        7. Option Price. The price at which shares of Duckwall-ALCO Common Stock may be purchased under an option granted pursuant to this Plan shall be determined by the Compensation Committee, but in no event shall the price be less than the greater of (a) the par value thereof, or (b) 100 percent of the fair market value of such shares on the date that the option is granted. If such shares are then listed on any national securities exchange, the fair market value shall be the mean between the high and low sales prices, if any, on the largest such exchange on the date of the grant of the option, or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the date of grant in accordance with Treasury Regulations Section 25.2512-2. If the shares are not then listed on any such exchange, the fair market value of such shares shall be the mean between the closing “Bid” and the closing “Ask” prices, if any, as reported on the Nasdaq Stock Market (whether Nasdaq National Market or Nasdaq SmallCap Market) for the date of the grant of the option, or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the date of grant in accordance with Treasury Regulations Section 25.2512-2. If the shares are not then either listed on any such exchange or quoted on Nasdaq Stock Market, the fair market value shall be the mean between the average of the “Bid” and the average of the “Ask” prices, if any, as reported in the Nasdaq Over-the-Counter Bulletin Board or other national daily quotation service for the date of the grant of the average of the means between the highest and lowest sales on the nearest date before and the nearest date after the date of grant in accordance with Treasury Regulations Section 25.2512-2. If the fair market value cannot be determined under the preceding three sentences, it shall be determined in good faith by the Compensation Committee.

        8. Period and Exercise of Option.

(a) Period--Subject to the provisions of Sections 10 and 11 hereof with respect to the death or termination of employment of an optionee, the period during which each option granted under this Plan may be exercised shall be fixed by the Compensation Committee at the time such option is granted, provided that such period shall expire no later than five (5) years from the date on which the option is granted. In the event the Company shall not be the surviving corporation in any merger, consolidation, or reorganization, or in the event of acquisition by another corporation of all or substantially all of the assets of the Company, every option outstanding hereunder may be assumed (with appropriate changes) by the surviving, continuing, successor or purchasing corporation,

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as the case may be, subject to any applicable provisions of the Code or replaced with new options of comparable value (in accordance with Section 424(a) of the Code). In the event (i) that such surviving, continuing, successor or purchasing corporation, as the case may be, does not assume or replace the outstanding options hereunder, or (ii) of liquidation or dissolution of the Company, the Compensation Committee may provide that each optionee shall have the right, within a period commencing not more than 30 days immediately prior to and ending on the day immediately prior to such merger, consolidation, reorganization or acquisition by another corporation of all or substantially all of the assets of the Company or the liquidation or dissolution of the Company, to exercise the optionee’s outstanding options to the extent of all or any part of the aggregate number of shares subject to such option(s). In the event of a “Change of Control” (as defined below) the Compensation Committee may accelerate the time at which options granted under this Plan may be exercised by the optionee.

        For purposes of this paragraph (a) “Change of Control” means a change in control of the Company of a nature that would be required to be reported in response to item 6(e) of Schedule 14A of Regulation 14A (in effect on the date hereof) promulgated under the Securities Exchange Act of 1934, as in effect on the date hereof (the Exchange Act); provided, however, that, without limitation, such a change of control shall be deemed to have occurred upon the occurrence of any of the following events:

(i) any “person” (as such term is used in Section 13(d) and 14(d) of the Exchange Act), other than the Company, becomes, after the date hereof, the beneficial owner, directly or indirectly, or securities of the Company representing 40 percent or more of the total voting power of the Company’s then outstanding securities (“Interested Shareholder”);

(ii) less than a majority of the members of the Board of Directors of the Company are persons who were either nominated for election or selected by (A) members of the Board of Directors of the Company who were in office prior to the time any person became an Interested Shareholder (the “Continuing Directors”), or (B) any successor to a Continuing Director;

(iii) the merger or consolidation of the Company with any other entity, other than a merger or consolidation which would result in the voting securities (which term means any securities which vote generally in the election of directors) of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80 percent of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

(iv) the sale or disposition by the Company of all or substantially all of the Company’s assets.

(b) Exercise--Any option granted under this Plan may be exercised by the optionee (or by the purchaser acting under Section 11 below) only by (i) delivering to the Company written notice of the number of shares with respect to which the optionee is exercising his or her option right, (ii) paying in full the option price of the purchased shares, and (iii) if the shares to be purchased have not been registered under the applicable securities laws and if necessary, in the opinion of counsel for the Company to secure an exemption from such registration, furnishing to the Company such representation or agreement in writing signed by the optionee (or purchaser) as shall be necessary in the opinion of such counsel to secure such exemption. Subject to the limitations of this Plan and the terms and conditions of the respective incentive stock option agreement, each option granted under this Plan shall be exercisable in whole or in part at such time or times as the Compensation Committee may specify in such incentive stock option agreement.

(c) Payment for shares--Payment for shares of Duckwall-ALCO Common Stock purchased pursuant to an option granted under this Plan may be made either in cash or in other shares of Duckwall-ALCO Common Stock. In addition, the Compensation Committee may permit a Participant to pay for shares of Duckwall-ALCO Common Stock purchased pursuant to an option granted under the Plan by irrevocably authorizing a third party to sell shares of such stock acquired upon exercise of the option and remit to the Company a sufficient portion of the sale proceeds to pay the exercise price and any tax withholding resulting from such exercise.

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(d) Delivery of certificates--As soon as practicable after receipt by the Company of the notice and representation described in subsection (b), and of payment in full of the option price for all of the shares being purchased pursuant to an option granted under this Plan, a certificate or certificates representing such shares of stock shall be registered in the name of the optionee and shall be delivered to the optionee. However, no certificate for fractional shares of stock shall be issued by the Company notwithstanding any request therefor. Neither any optionee, nor the legal representative, legatee or distributee of any optionee, shall be deemed to be a holder of any shares of stock subject to an option granted under this Plan unless and until the certificate or certificates for such shares have been issued. All stock certificates issued upon the exercise of any options granted pursuant to this Plan may bear such legend as the Compensation Committee shall deem appropriate regarding restrictions upon the transfer or sale of the shares evidenced thereby.

(e) Limitations on exercise--Except as provided in Sections 10 and 11 hereof, no option granted under this Plan shall be exercised unless the optionee is at the time of such exercise employed by the Company or one of its subsidiary corporations and shall have been so employed by the Company or one of its subsidiary corporations at all times since the date on which such option was granted.

        9. Limitation on Options Granted to Individual Employees. The aggregate fair market value (determined at the time the options are granted) of stock with respect to which incentive stock options are exercisable for the first time by any individual during any calendar year under this Plan (and under any other plan or plans of such individual’s employer corporation and any parent or subsidiary corporation or corporations) shall not exceed $100,000. The limitation provided by the preceding sentence shall be applied by taking options into account in the order in which they are granted. In the event that the foregoing results in a portion of an option exceeding the $100,000 limitation, such portion of the option in excess of the limitation shall be treated as a nonqualified stock option.

        10. Termination of Employment. If an optionee shall cease to be employed by the Company or any of its subsidiary corporations for any reason other than death, any option or unexercised portion thereof granted to him under this Plan which is otherwise exercisable shall terminate unless it is exercised within thirty (30) days of the date on which such optionee ceases to be so employed, and in any event no later than the expiration date of such option as specified in the respective incentive stock option agreement. Nothing in this Plan or in any incentive stock option agreement shall be construed as an obligation on the part of the Company or any of its subsidiary corporations to continue the employment of any employee.

        11. Death of Optionee. In the event of the death of an optionee while he is an employee of the Company or any of its subsidiary corporations (or within thirty (30) days of the date on which such optionee ceases to be so employed) any option or unexercised portion thereof granted to him under this Plan which is otherwise exercisable may be exercised by the person or persons to whom such optionee’s rights under the option pass by operation of the optionee’s will or the laws of descent and distribution, at any time within a period of twelve (12) months following the death of the optionee (but in no event later than the expiration date of the option as specified in the respective incentive stock option agreement).

        12. Nontransferability of Options. Each option granted under this Plan shall not be transferable or assignable by the optionee other than by will or the laws of descent and distribution, and during the lifetime of the optionee may be exercised only by said optionee.

        13. Adjustment upon Changes in Capitalization. In the event of any change in the capital structure of the Company, including but not limited to a change resulting from a stock dividend, stock split, reorganization, merger, consolidation, liquidation, any combination or exchange of shares, or any other event for which the Compensation Committee believes an adjustment is appropriate, the number of shares of Duckwall-ALCO Common Stock subject to this Plan and the number of such shares subject to each option granted hereunder shall be correspondingly adjusted by the Compensation Committee. The option price for which shares of Duckwall-ALCO Common Stock may be purchased pursuant to an option granted under this Plan shall also be adjusted so that there will be no change in the aggregate purchase price payable upon the exercise of any option.

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        14. Amendment and Termination of Plan. No option shall be granted pursuant to this Plan after May 22, 2013, on which date this Plan will expire except as to options then outstanding under the Plan, which options shall remain in effect until they have been exercised or have expired. The Board of Directors may at any time before such date amend, modify or terminate the Plan; provided, however, that the Board of Directors may not, without further approval of the holders of a majority of the issued and outstanding shares of Duckwall-ALCO Common Stock voting in person or by proxy at a duly constituted meeting of the stockholders of the Company, (i) increase the maximum number of shares of Duckwall-ALCO Common Stock as to which options may be granted pursuant to this Plan, (ii) change the class of employees eligible to be granted options pursuant to the Plan, (iii) extend the period under this Plan during which options may be granted or exercised, or (iv) change the provisions of Section 7 hereof with respect to the determination of the option price, other than to change the manner of determining the fair market value of shares of Duckwall-ALCO Common Stock to conform with any then applicable provisions of the Internal Revenue Code or the regulations issued thereunder. No amendment, modification or termination of this Plan may adversely affect the rights of any optionee under any then outstanding option granted hereunder without the consent of such optionee.

        15. No Special Employment Rights. Nothing contained in the Plan or in any option granted under the Plan shall confer upon any option holder any right with respect to the continuation of his or her employment by the Company (or any subsidiary) or interfere in any way with the right of the Company (or any subsidiary), subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the option holder from the rate in existence at the time of the grant of an option. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Board of Directors at the time.

        16. Governing Law. This Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Kansas.

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